SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 24, 2006

OPHTHALMIC IMAGING SYSTEMS
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant's telephone number, including area code): (916) 646-2020

                                                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

        On July 24, 2006, Ophthalmic Imaging Systems (the “Registrant”) issued a press release announcing that it entered into an agreement to serve as the exclusive vendor of Digital Imaging System units used in the ophthalmic setting, including Ophthalmic PACS, Fundus cameras and Slit lamps, to Physician Networks and AmerisourceBergen Specialty Group, the International Vision Network, the only specialty group purchasing program for ophthalmologists’ offices and ambulatory surgery centers. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant dated July 24, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2006	OPHTHALMIC IMAGING SYSTEMS
By: /s/ Ariel Shenhar
Name: Ariel Shenhar Title: Chief Financial Officer